POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints Mark E.
Liebner and Stephen Lewis, his true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 and 5 and timely filing of such forms with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in their discretion.

The undersigned hereby grants to each attorney-in-fact, individually, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming that each attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934, as amended.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of April 2004.

/s/ Kris A. Jamsa
____________________________________
Kris A. Jamsa

3596677v1